UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2002

Date of Report (Date of earliest event reported)

Exact Name of Registrant as
Specified in Charter, State of
Incorporation, Address of
Commission	Principal Executive	IRS Employer
File Number	Office and Telephone Number	Identification Number
1-5540	PEOPLES ENERGY CORPORATION	36-2642766
(an Illinois Corporation)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

2-26983	THE PEOPLES GAS LIGHT AND COKE COMPANY	36-1613900
(an Illinois Corporation)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

2-35965	NORTH SHORE GAS COMPANY	36-1558720
(an Illinois Corporation)
130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

Item 4. Changes in Registrants' Certifying Accountant

On May 22, 2002, the Boards of Directors of Peoples Energy Corporation (Peoples Energy) and its subsidiaries, The Peoples Gas Light and Coke Company and North Shore Gas Company (collectively, the "Registrants"), based upon the recommendation of the Audit Committee of Peoples Energy's Board of Directors, dismissed Arthur Andersen LLP as the Registrants' independent auditors effective June 1, 2002, and engaged the services of Deloitte & Touche LLP as the Registrants' new independent auditors.

The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Registrants for the years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended September 30, 2001 and 2000 and the subsequent interim period through the date hereof, there were no disagreements between any of the Registrants and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

None of the reportable events described under Item 304 (a) (1) (v) of Regulation S-K occurred within any of the Registrants' two most recent fiscal years or within the subsequent interim periods through the date hereof.

The Registrants provided Arthur Andersen LLP a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"). Arthur Andersen has provided the Registrants with a letter to the SEC stating its agreement with the statements contained herein, a copy of which is attached to this Form 8-K as Exhibit 16.

During the Registrants' two most recent fiscal years ended September 30, and the subsequent interim periods through the date hereof, none of the Registrants or anyone on their behalf consulted with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description

16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 23, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Peoples Energy Corporation
(Registrant)

May 23, 2002	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

(Same as above)
Principal Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Peoples Gas Light and Coke Company
(Registrant)

May 23, 2002	By: /s/ THOMAS A. NARDI
(Date)	Thomas. A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

(Same as above)
Principal Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

North Shore Gas Company
(Registrant)

May 23, 2002	By: /s/ THOMAS A. NARDI
(Date)	Thomas. A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

(Same as above)
Principal Financial Officer

EXHIBIT INDEX
Exhibit
Number	Description

16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 23, 2002.